UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2012

CRESCENT FINANCIAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32951	45-2915089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1005 High House Road
Cary, North Carolina 27513
(Address of principal executive offices)

 (919) 460-7770
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 5, 2012, Crescent Financial Bancshares, Inc. (the “Company”) notified Ray D. Vaughn, Senior Vice President and Chief Operating Officer of Crescent State Bank, the Company’s wholly-owned banking subsidiary, that his employment would be terminated.  The effective date of Mr. Vaughn’s termination of employment will be January 27, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2012	CRESCENT FINANCIAL BANCSHARES, INC.
	By:	/s/ Lee Roberts
	Name:	Lee Roberts
	Title:	Chief Operating Officer